SUPPLEMENT TO
CALVERT INCOME FUND
CALVERT BOND PORTFOLIO
(each, a "Fund")
Calvert Income Funds Prospectus
(Class A, B, C and Y)
dated January 31, 2015
Date of Supplement: February 20, 2015
At the close of business on April 20, 2015 (the “Conversion Date”), all existing Class B shares of a Fund will automatically convert to Class A shares of the Fund without the imposition of the applicable Class A sales load or the Class B contingent deferred sales charge (“CDSC”). At any time prior to the Conversion Date, Class B shareholders may redeem their shares subject to the applicable CDSC. After the Conversion Date, any purchase of Class A shares will be subject to the applicable Class A sales charge.